STI CLASSIC FUNDS
Supplement dated May 11, 2007, to the
STI Classic U.S. Government Securities Fund
Prospectuses (A and C Shares)
dated August 1, 2006
This supplement contains an important notice regarding changes to the investment policies of the U.S. Government Securities Fund (the “Fund”) and should be read in conjunction with the Fund’s Prospectus.
Effective August 1, 2007, the following information will replace the first paragraph under Investment Strategy for the Fund:
Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government debt securities, such as mortgage-backed securities and U.S. Treasury obligations and shares of registered money market mutual funds that invest in the foregoing. In an attempt to provide a consistently high dividend without adding undue risk, the Fund focuses its investments in mortgage-backed securities.
Additionally, the following is added to the section, “More Information About Fund Investments”:
When the Fund invests in another mutual fund, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the other mutual fund’s expenses.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-ACB-0507